CONSOLIDATED BALANCE SHEETS (Parentheticals) (USD $)	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Preferred Stock Par Or Stated Value Per Share	$ 0.01	$ 0.01
Preferred Stock Shares Authorized	25,000,000	25,000,000
Preferred Stock Shares Issued	0	0
Preferred Stock Shares Outstanding	0	0
Common Stock Par Or Stated Value Per Share	$ 0.01	$ 0.01
Common Stock Shares Authorized	500,000,000	500,000,000
Common Stock Shares Issued	23,076,161	6,106,161
Common Stock Shares Outstanding	23,076,161	6,106,161